UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2021

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2021 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund gained 22.27% in 2021 which marked our 26th full year in business.  During this period, a $10,000 investment in our Fund at the start of 1996 grew to $182,487 by 12/31/2021.  This was an 11.82% average annual compounded return after all expenses and fees.  During this same 26 year period, the S&P 500 Index grew to $126,099.  This index amount and return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings for the full year, our additions and deletions during the year along with the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2021	Ticker	Price	Price	Change
KKR & Co., Inc. Class A	KKR	40.49	$74.50	84.00%
Federal Agricultural Mortgage Corp." A"	AGM'A	65.25	$115.00	76.25%
Federal Agricultural Mortgage Corp.	AGM	74.25	$123.93	66.91%
East West Bancorp, Inc.	EWBC	50.71	$78.68	55.16%
Interface, Inc.	TILE	10.50	$15.95	51.90%
Goldman Sachs Group, Inc.	GS	263.71	$382.55	45.06%
Apple, Inc.	AAPL	132.69	$177.57	33.82%
Berkshire Hathaway, Inc. Class A	BRK/A	347,815.00	$450,662.00	29.57%
JP Morgan Chase & Co.	JPM	127.07	$158.35	24.62%
Meta Platforms Inc.	FB	273.16	$336.35	23.13%
QUALCOMM Incorporated	QCOM	152.34	$182.87	20.04%
Polaris Industries, Inc.	PII	95.28	$109.91	15.35%
Brandywine Realty Trust	BDN	11.91	$13.42	12.68%
Amazon.com, Inc.	AMZN	3,256.93	$3,334.34	2.38%
MasterCard, Inc. Class A	MA	356.94	$359.32	0.67%
FedEx Corp.	FDX	259.62	$258.64	-0.38%

Portfolio Additions in 2021
Pfizer Inc.	PFE	35.99	$59.05	64.06%
Vistra Energy Corp.	VST	16.85	$22.77	35.15%
Corteva, Inc.	CTVA	43.28	$47.28	9.24%
Park Hotels & Resorts, Inc.	PK	18.44	$18.88	2.40%
Canadian Pacific Railway Limited	CP	72.80	$71.94	-1.18%
Madison Square Garden Entertainment	MSGE	73.32	$70.34	-4.07%

Portfolio Deletion in 2021
Kansas City Southern	KSU	204.13	$299.95	46.94%
Fannie Mae - Common	FNMA	2.39	$1.37	-42.68%
Fannie Mae - Preferred	FNMAP	14.52	$3.54	-75.62%

The Fannie Mae common and preferred stocks were sold at a loss this year due to the disappointing Supreme Court decision which reduced the potential return to the public shareholders, and simultaneously increased the return potential to the U.S. Government since the economic value of Fannie Mae was unchanged. There is still a chance that the government will release this company from conservatorship which could be profitable for the preferred stocks and possibly to its common stock, but there is a greater possibility that Fannie Mae

Annual Report| 1

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

builds enough capital through earnings’ retention and then remains within the government’s control. This would be a longer term loss for the public shareholders.

Kansas City Southern (KSU) was also removed from our portfolio since it was acquired in December by Canadian Pacific Railway for cash and stock at just shy of $300. I first bought this stock for our fund on 4/8/2009 and our average cost at the time of the takeover was $13.43. We ultimately received over 22 times our investment in under 13 years. Additionally, KSU was paying $2.16 in annual dividends before the merger or a 16% income yield on our cost.

As part of the KSU merger, we received Canadian Pacific Railway stock which I may sell because I think its stock is fairly priced to its intrinsic value, while many of our other holdings are priced below intrinsic value in my opinion. Plus, I am always searching for new investment ideas and I am finding some interesting investments in spite of this relatively high priced stock market.

As an owner of our growth and value investment fund, you deserve to know my perspective on valuing our portfolio’s holdings.  So I will give you my core views on valuation of a business and its stock, then give an actual example from our portfolio. This case study may show you the inefficiency of the “Efficient Market Theory” because the example I use was one of the most highly researched companies in our stock market and I do not remember anyone estimating its actual performance.

I believe there are 3 different ways of valuing almost any investment. I wrote about this originally in my June 30, 1998 Shareholder Letter and it is partially copied below:

…First be aware that there are three techniques to "Valuing" an investment.  These are as follows:

                        Historical Value               Relative Value              Intrinsic Value

Historical Value is simply comparing prices over time for the same investment.  Company X sold at $50 last year and now it sells at $25.  This is a rudimentary analysis with only minimal merit.  Next is Relative Value, which is useful when comparing different assets.   An example would be when your neighbor sells her home, then you may use her sale price as a way to value your home.  The more similar the investments are then the more accurate the comparative valuation should be.  … Relative Valuation can be effectively used to compare distinct investments such as a private company to a public company, or an investment in a bond instead of a stock.  This is a valid technique.

Intrinsic Value is the most important paradigm, but it also gives analysts the most consternation.  The easiest task is remembering that Intrinsic Value of any investment is simply the net present value of its discounted future cash flows.  The difficulty is in figuring the cash flow stream, its growth if any, and the appropriate discount rate.  This would be an exact price if we knew the future precisely.  But since we never know the future, we need to continually calculate value to the best of our knowledge.  The more conservative you are in your estimates, then the greater the margin of safety you will have built into your valuation.  This process is a guesstimate at best; however, it helps to remember the words of A. P. Giannini the founder of Bank of America, "It doesn't matter if you don't always hit the exact bull's eye.  The other rings in the target score points, too."…

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

As stated above, it remains true that when one is calculating the Intrinsic Value of a stock one will not know the future precisely. However, after the future becomes the past then we can go back and accurately analyze the investment. Just as we can learn from our mistakes we can also learn from our successes. Let us look at the Intrinsic Valuation of Apple theoretically and then in actuality by looking back over the 13 years and review its business and investment performances.

I first bought Apple (AAPL) for our Matthew 25 Fund on 10/3/2008.  After many purchases and sales, our average cost on the shares that we still own is currently $3.47. (This price is adjusted for 2 stock splits of 7 and 4 for 1.) When I purchased AAPL, I was optimistic that we were buying a great company at a great price with great future potential, but I underestimated the intrinsic value.

The following data are the Free Cash Flow (FCF) per share of Apple each year as per Value Line Research, while the 3rd column contains my present value calculations for each year’s FCF discounted by 12% back to the year-end of 2008:

	Free Cash Flow	Present Value of FCF
YEAR	per Share (FCF)	12% Discount Rate
2009	$0.20	$0.18
2010	$0.51	$0.41
2011	$0.91	$0.65
2012	$1.39	$0.88
2013	$1.42	$0.81
2014	$1.61	$0.82
2015	$2.40	$1.09
2016	$2.03	$0.82
2017	$2.24	$0.81
2018	$3.00	$0.97
2019	$3.23	$0.93
2020	$3.60	$0.92
2021	$5.59	$1.28
TOTAL	$28.13	$10.57

Free Cash Flow (FCF) is the money a company has from net income plus depreciation and subtracting capital expenditures. FCF is the money left for the owners after running and maintaining the business. Some capital expenditures are investments to potentially increase future profits not just to maintain a business, but for our example I will exclude all capital expenditures from Free Cash Flow (FCF).  With a public company, this FCF can be paid to the owners through dividends or stock buybacks. It can pay down debt, buy another company or build up cash and working capital within the business. Management and the board of directors manage all these choices, but FCF is truly the shareholders’ money.

AAPL generated $28.13 in FCF per share over the past 13 years, and the Present Value of that FCF at a 12% Rate of Return on December 31, 2008 was $10.57. With the advantage of hindsight, $10.57 was the Theoretical Intrinsic Value at 12% returns for AAPL in 2008 based on only 13 years of operations. This value was nearly triple what we paid at that time. This Intrinsic Value still proved to be too conservative as we can now see after the facts.  This was greatly due to Apple management’s excellent use of our FCF along with running Apple’s business so very well.

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

Management, led by Tim Cook could have paid all of the FCF in dividends on our shares. AAPL did decide to allocate some FCF to dividends starting in 2012. We received a total of $5.68 per share in dividend cash since that time. However, AAPL’s management also used a portion of the FCF to acquire other companies to enhance or broaden its business, but most of the FCF was used to purchase other owners’ shares through stock buybacks. Apple bought back 8.57 billion shares over the 13 years or 52.5% of its 16.32 billion shares currently outstanding.  AAPL paid different prices on these buybacks, but based on the year-end price of $177.57 the stock buybacks had an effective economic value of nearly $1 trillion dollars or $61.14 per remaining AAPL share.  This is what helped to generate a much greater economic value to shareholders than we could have received in straight dividends.  Our remaining AAPL shares provided an average annual compounded rate of return of over 35% per year for the past 13 years.  These returns were due to its business growth, use of Free Cash Flow and the stock going from an undervalued price to a fairly or fully valued price in my opinion. Over these preceding 13 years, our holdings of AAPL peaked at over 15% when it was undervalued then back down to under 5% currently.

What we can learn from this review are as follows:

1)

Intrinsic Valuation is difficult but helpful in long-term investing.

2)

Valuing a stock helps in deciding when to buy, sell or hold during market volatility.

3)

The potential upside of a company’s performance may exceed estimates.

4)

One successful investment can significantly increase the returns of an entire portfolio. These are called High Potential Investments.

5)

Valuing helps in finding High Potential Investments and in making a meaningful commitment when one (or more) is found.  That is my job!

Hopefully, this letter provides you greater insight into our Matthew 25 Fund. Thank you for taking the time to read it. More importantly, thank you for choosing our Matthew 25 Fund as one of your investment choices. It is an honor to work for you and to invest side by side with you.

                                                                  Good fortune,

                                                                  Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Annual Report| 4

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2021

	Matthew 25 Fund	S&P 500 Index
1 Year	22.27%	28.71%
3 Year	25.19%	26.04%
5 Year	14.53%	18.45%
10 Year	15.52%	16.53%
12/31/1995 – 12/31/2021	11.82%	10.23%

Matthew 25 Fund $182,487
S&P 500 Index $126,099
$200,000
$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 12/31/2021.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Annual Report| 5

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2021 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	15.09%
FedEx Corp.	9.00%
Meta Platforms, Inc. Class A	8.27%
Polaris, Inc.	6.18%
Federal Agricultural Mortgage Corp. *	5.66%
Apple, Inc.	4.95%
Qualcomm, Inc.	4.86%
Berkshire Hathaway, Inc. Class A	4.79%
KKR & Co., Inc. Class A	4.75%
Brandywine Realty Trust	4.72%
68.27%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	15.09%
Air Courier Services	9.00%
Services-Computer Programming, Data Processing, Etc.	8.27%
Transportation Equipment	6.18%
Federal & Federally - Sponsored Credit Agencies	5.66%
Electronic Computers	4.95%
Radio & Tv Broadcasting & Communication Equipment	4.86%
Fire, Marine & Casualty Insurance	4.79%
Investment Advice	4.75%
Real Estate Investment Trusts	4.72%
National Commercial Bank	4.42%
Services-Amusement & Recreation Services	4.11%
Carpets & Rugs	4.05%
Retail-Catalog & Mail-Order Houses	3.94%
Pharmaceutical Preparations	3.45%
State Commercial Banks	3.40%
Hotels & Motels	2.96%
Electric Services	2.35%
Railroads, Line-Haul Operations	1.52%
Business Services	1.00%
Money Market Fund	0.29%
Agricultural Production-Crops	0.24%
100.00%

* Indicates a combined position.

Industries are categorized using Standard Industrial Classification (SIC).

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Agricultural Production-Crops
19,000	Corteva, Inc.	$ 822,309	$ 898,320	0.24%

Air Courier Services
131,000	FedEx Corp.	13,287,979	33,881,840	9.00%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/26/20) (*) (***) (b)	1,155	4,077
10,500	MasterCard, Inc. Class A	205,028	3,772,860
		206,183	3,776,937	1.00%
Carpets & Rugs
955,000	Interface, Inc.	8,975,641	15,232,250	4.05%

Electric Services
389,000	Vistra Corp.	6,724,696	8,857,530	2.35%

Electronic Computers
105,000	Apple, Inc.	354,875	18,644,850	4.95%

Federal & Federally - Sponsored Credit Agencies
100,000	Federal Agricultural Mortgage Corp. Class C	4,726,582	12,393,000
77,412	Federal Agricultural Mortgage Corp. Class A **	5,015,178	8,902,380
		9,741,760	21,295,380	5.66%
Fire, Marine & Casualty Insurance
40	Berkshire Hathaway, Inc. Class A *	3,238,085	18,026,480	4.79%

Hotels & Motels
590,000	Park Hotels & Resorts, Inc. *	10,878,530	11,139,200	2.96%

Investment Advice
240,000	KKR & Co., Inc. Class A	2,900,265	17,880,000	4.75%

National Commercial Bank
105,000	JP Morgan Chase & Co.	3,542,246	16,626,750	4.42%

Pharmaceutical Preparations
220,000	Pfizer, Inc.	7,918,595	12,991,000	3.45%

Radio & Tv Broadcasting & Communication Equipment
100,000	Qualcomm, Inc.	12,946,080	18,287,000	4.86%

Railroads, Line-Haul Operations
79,310	Canadian Pacific Railway Ltd.	369,292	5,705,561	1.52%

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2021

Shares/Principal Amount		Cost	Value	% of Net Assets

Real Estate Investment Trusts
1,325,000	Brandywine Realty Trust	13,835,293	17,781,500	4.72%

Retail-Catalog & Mail-Order Houses
4,450	Amazon.com, Inc. *	10,810,385	14,837,813	3.94%

Security Brokers, Dealers & Exchanges
148,500	Goldman Sachs Group, Inc.	17,320,687	56,808,675	15.09%

Services-Amusement & Recreation Services
220,000	Madison Square Garden Entertainment Corp. Class A *	16,131,180	15,474,800	4.11%

Services-Computer Programming, Data Processing, Etc.
92,500	Meta Platforms, Inc. Class A *	13,587,723	31,112,375	8.27%

State Commercial Banks
162,500	East West Bancorp, Inc.	5,009,958	12,785,500	3.40%

Transportation Equipment
211,500	Polaris, Inc.	14,523,400	23,245,965	6.18%

	Total Common Stocks	173,125,162	375,289,726	99.71%

MONEY MARKET FUND
1,105,610	First American Government Obligation Fund Class Z, 0.02% (a)	1,105,610	1,105,610	0.29%

	Total Investments	$174,230,772	$376,395,336	100.00%

	Other Assets Less Liabilities, Net		3,282	0.00%

	Net Assets		$376,398,618	100.00%

* Non-Income producing securities during the period.

** Level 2 Security

*** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at December 31, 2021.

(b) Actual shares owned 0.110 shares.

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets
Investment in securities at market value (cost $174,230,772)	$ 376,395,336
Receivables:
Shares sold	122,586
Dividends & Interest	9,982
Prepaid expenses	13,597
Total Assets	376,541,501
Liabilities
Payables:
Securities purchased	94,935
Shares redeemed	13,596
Trustee fees	15,352
Accrued expenses	19,000
Total Liabilities	142,883

Net Assets (Equivalent to $35.39 per share based on 10,634,380	$ 376,398,618
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $35.39 x 0.98 = $34.68 (Note 7)

Composition of Net Assets
Shares of common stock	$ 106,344
Additional paid-in capital	160,490,831
Distributable earnings	215,801,443

Net Assets	$ 376,398,618

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the Year Ended DECEMBER 31, 2021

Investment Income
Dividends	$ 5,003,422
Interest	452
Total Investment Income	5,003,874

Expenses
Management fees	3,652,865
Transfer agent and accounting fees	71,335
Trustees' fees and expenses	50,399
Custodian and bank fees	38,490
Registration fees	22,744
Compliance Officer fees	20,002
Professional fees	18,793
Insurance	13,912
Office expenses	12,589
NSCC fees	4,485
Postage & printing fees	3,045
NASDAQ fees	700
Total Expenses	3,909,359

Net Investment Income	1,094,515

Realized and Unrealized Gain from Investments
Net realized gain from investments	47,045,412
Long-term capital gain distributions from underlying investment	545,950
Net change in unrealized appreciation on investments	22,775,045
Net realized and unrealized gain from investments	70,366,407

Net increase in net assets resulting from operations	$ 71,460,922

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2021	12/31/2020

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,094,515	$ 1,629,753
Net realized gain from investments	47,591,362	41,088,932
Unrealized appreciation (depreciation) on investments	22,775,045	(13,223,064)
Net increase in assets resulting from operations	71,460,922	29,495,621

Distributions to Shareholders	(40,747,141)	(34,349,731)

Capital Share Transactions	9,747,587	(32,486,371)

Total Increase (Decrease) in Net Assets	40,461,368	(37,340,481)

Net Assets at Beginning of Year	335,937,250	373,277,731

Net Assets at End of Year	$ 376,398,618	$ 335,937,250

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

Years Ended				
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value -					
Beginning of Year	$ 32.47	$ 32.04	$ 22.97	$ 34.05	$ 29.39
Net Investment Income (1)	0.11	0.16	0.12	0.12	0.07
Net Gains or (Losses) on Investments					
(realized and unrealized)	7.04	3.88	9.54	(6.74)	7.18
Total from Investment Operations	7.15	4.04	9.66	(6.62)	7.25
Less Distributions					
From net investment income	(0.11)	(0.17)	(0.12)	(0.13)	(0.07)
From realized gains	(4.12)	(3.46)	(0.48)	(4.34)	(2.53)
Total Distributions	(4.23)	(3.63)	(0.60)	(4.47)	(2.60)
Paid in capital from redemption fees	0.00 *	0.02	0.01	0.01	0.01
Net Asset Value -					
End of Year	$ 35.39	$ 32.47	$ 32.04	$ 22.97	$ 34.05
Total Return (2)	22.27%	12.90%	42.14%	(19.47)%	24.69%
Net Assets - End of Year (000's omitted)	$ 376,399	$ 335,937	$ 373,278	$ 285,010	$ 422,798
Ratio of Expenses to Average Net Assets	1.07%	1.11%	1.08%	1.10%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.30%	0.52%	0.41%	0.36%	0.22%
Portfolio Turnover Rate	25.43%	14.51%	10.99%	24.55%	10.87%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

* Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Annual Report| 13

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferrals of wash sales losses, real estate investment trusts and net investment losses. Permanent difference such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $2,230,018 from accumulated net realized gain to paid-in-capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market

Annual Report| 14

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures,

Annual Report| 15

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2021:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$366,383,269	$ 8,902,380	$ 4,077	$375,289,726
Short-Term Investment	1,105,610	-	-	1,105,610
	$367,488,879	$ 8,902,380	$ 4,077	$376,395,336

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2020	$3,707
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	370
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2021	$4,077

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

Annual Report| 16

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

The management fee for the year ended December 31, 2021, as computed pursuant to the investment advisory agreement, totaled $3,652,865. The management fee is the only revenue for the Advisor and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc (“Boenning”). At Boenning, Mr. Mulholland is the broker of record for 87 non-discretionary brokerage accounts with approximately $101 million in assets. During the previous 5 years ended December 31, 2021, the Fund placed 1 portfolio trade through Boenning, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning for his Boenning clients.  Additionally, some of Mr. Mulholland’s Boenning clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the year ended December 31, 2021, purchases and sales of investment securities other than short-term investments aggregated $91,233,911 and $120,381,448, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2021, there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $160,597,175. Transactions in capital stock were as follows:

	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	262,454	$ 9,668,357	659,205	$ 18,893,414
Shares reinvested	1,095,636	38,139,108	1,003,922	31,995,001
Redemption fees	-	37,917	-	253,340
Shares redeemed	(1,070,690)	(38,097,795)	(2,966,651)	(83,628,126)
Net increase/(decrease)	287,400	$ 9,747,587	(1,303,524)	$(32,486,371)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2021, the Fund received $37,917 in redemption fees that were reclassified to paid-in capital.

Annual Report| 17

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

NOTE 8 – Tax Matters

As of December 31, 2021, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$ 174,231,345

Gross tax unrealized appreciation on investments

$   204,011,070

Gross tax unrealized depreciation on investments

      (1,847,079)

Net tax unrealized appreciation

$   202,163,991

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2021, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

$       941,844

Undistributed capital gain

    12,695,608

Unrealized appreciation

  202,163,991

Total distributable earnings

$215,801,443

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 are as follows:

	12/31/2021	12/31/2020
Ordinary income	$ 2,547,663	$ 1,735,616
Long-term capital gain	38,199,478	32,614,115
Total	$ 40,747,141	$ 34,349,731

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended. As of December 31, 2021, National Financial Services Corp., for the benefit of its customers, owned approximately 30% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Annual Report| 18

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

NOTE 11 – Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and their investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Annual Report| 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Abington, Pennsylvania

February 24, 2022

Annual Report| 20

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2021 to December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2021	December 31, 2021	July 1, 2021 through December 31, 2021

Actual	$1,000.00	$1,046.96	$5.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.81	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report| 21

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2021 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. The Proxy Voting Record is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2021, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In preparation for the Advisory Agreement Renewal, on September 13, 2021, the Board of Trustees requested documents from the Investment Advisor in order to evaluate the terms of the Advisory Agreement.  At an in-person meeting held on October 19, 2021, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The conclusions reached by the Trustees were based on a comprehensive evaluation of the information provided and were not the result of any one factor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

Annual Report| 22

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. The Trustees reviewed and discussed the Investment Advisor's Form ADV.  They discussed the Investment Advisor's internal compliance policies, as well as Fund expense ratios and portfolio turnover. They noted that the Investment Advisor receives no soft dollars.  Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his full tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performance for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/2021 the current advisor had underperformed the S&P 500 Index in the 3 year period but had outperformed the S&P 500 Index in the 1, 5, and 10 year periods and since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.11% for a total expense rate of 1.11%.  This expense ratio was compared to Yahoo Finance’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 0.84%, placing the Fund above that average. Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

Annual Report| 23

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  A review of the Fund’s historical expense ratios indicates that as the assets increase, expense ratios decrease. The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs. The Advisor pays the costs to the brokers for the NTF programs. The two major brokers, Charles Schwab and Fidelity, charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. The Trustees determined that the information provided was sufficient to evaluate the Advisory Agreement.  On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Annual Report| 24

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2021 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 61	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 63	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 62	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 59	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 61	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 62	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood Inc.	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Annual Report| 25

This Page Was Left Blank Intentionally

Annual Report| 26

Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The registrant amended  its code of ethics during the covered period to clarify rules on owning securities that are in the portfolioThe registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      12/31/2021        12/31/2020

Audit Fees             $ 19,500          $  18,500

Audit-Related Fees     $      0          $       0

Tax Fees               $  5,500          $   5,400

All Other Fees         $      0          $       0

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant are indicated above under Tax Fees.  No other non-audit fees were billed to or paid by the registrant.  Additionally, the registrant’s investment adviser paid no fees for any services to the registrant’s accountant (see (h)).

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/9/2022